                                                                     EXHIBIT 24

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                /s/ Robert K. Burgess
----------------                               ------------------------
    Date                                               Signature



                                                   Robert K. Burgess
                                               ------------------------
                                                        Name

                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                /s/ Vincent J. Frees
----------------                               ------------------------
    Date                                            Signature



                                                   Vincent J. Frees
                                               ------------------------
                                                        Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                /s/ Michael D. Hollerbach
---------------                                -------------------------
    Date                                               Signature



                                               Michael D. Hollerbach
                                               -------------------------
                                                        Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



 October 1, 1997                                /s/ Debra J. Kelly-Ennis
 ---------------                                -------------------------
     Date                                               Signature



                                                Debra J. Kelly-Ennis
                                                -------------------------
                                                         Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



 October 1, 1997                                /s/ David N. McCammon
 ---------------                                -------------------------
     Date                                               Signature



                                                   David N. McCammon
                                                -------------------------
                                                         Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                /s/ William J. Pulte
---------------                                --------------------
                                                William J. Pulte



                                               William J. Pulte
                                               --------------------
                                                     Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                /s/ Ralph L. Schlosstein
---------------                                ------------------------
    Date                                               Signature



                                               Ralph J. Schlosstein
                                               -------------------------
                                                         Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                /s/ Alan E. Schwartz
---------------                                ---------------------
    Date                                               Signature



                                              Alan E. Schwartz
                                              ----------------------
                                                        Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                 /s/ Francis J. Sehn
---------------                                 ----------------------
    Date                                               Signature



                                                Francis J. Sehn
                                                ----------------------
                                                        Name

                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Pulte Corporation (the "Company"), expects to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its indebtedness (the "Registration Statement"), and the undersigned director and/or officer of the Company hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Company) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.



October 1, 1997                                 /s/ John J. Shea
---------------                                 ----------------------
    Date                                               Signature



                                                John J. Shea
                                                ----------------------
                                                        Name

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Richard C. Andreen
-------------------                   ----------------------
      Date                                   Signature



                                      Richard C. Andreen
                                      ----------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




   October 1, 1997                      /s/ Kevin P. Bruce
---------------------                   ------------------
        Date                                 Signature



                                        Kevin P. Bruce
                                        ------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Robert K. Burgess
--------------------                  ---------------------
        Date                                 Signature



                                      Robert K. Burgess
                                      ---------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                       /s/ John Chadwick
--------------------                    -----------------
     Date                                   Signature



                                        John Chadwick
                                        -----------------
                                              Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                   /s/ Jeffrey D. Chamberlain
--------------------                --------------------------
      Date                                 Signature



                                    Jeffrey D. Chamberlain
                                    --------------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ Jeffrey A. Croft
----------------                       --------------------
     Date                                   Signature



                                       Jeffrey A. Croft
                                       --------------------
                                              Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ William J. Crombie
----------------                      ----------------------
     Date                                  Signature



                                      William J. Crombie
                                      ----------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Donald J. Dykstra
-------------------                   ---------------------
      Date                                 Signature



                                      Donald J. Dykstra
                                      ---------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                        /s/ David Ebling
-------------------                      ----------------
     Date                                   Signature



                                         David Ebling
                                         ----------------
                                               Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ Thomas D. Eckert
-------------------                    --------------------
     Date                                  Signature



                                       Thomas D. Eckert
                                       --------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ Vincent J. Frees
----------------                       --------------------
      Date                                  Signature



                                       Vincent J. Frees
                                       --------------------
                                              Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ John S. Gallagher
-------------------                   ---------------------
      Date                                 Signature



                                      John S. Gallagher
                                      ---------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ Robert J. Halso
-------------------                    -------------------
      Date                                  Signature



                                       Robert J. Halso
                                       -------------------
                                              Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                       /s/ Richard Heuser
-------------------                     ------------------
      Date                                  Signature



                                        Richard Heuser
                                        ------------------
                                               Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                       /s/ Andrew C. Hill
-------------------                     ------------------
      Date                                  Signature



                                        Andrew C. Hill
                                        ------------------
                                               Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                   /s/ Michael D. Hollerbach
-------------------                 -------------------------
      Date                               Signature



                                    Michael D. Hollerbach
                                    -------------------------
                                           Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                       /s/ Peter J. Keane
-------------------                     ------------------
      Date                                   Signature



                                        Peter J. Keane
                                        ------------------
                                               Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ Robert L. Kosnik
-------------------                    --------------------
       Date                                 Signature



                                       Robert L. Kosnik
                                       --------------------
                                              Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ Bradley A. Maunz
-------------------                    --------------------
       Date                                Signature



                                       Bradley A. Maunz
                                       --------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ James R. McCabe
-------------------                    -------------------
     Date                                  Signature



                                       James R. McCabe
                                       -------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Gregory M. Nelson
-------------------                   ---------------------
       Date                               Signature



                                      Gregory M. Nelson
                                      ---------------------
                                            Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ Mark J. O'Brien
-------------------                    -------------------
       Date                                 Signature



                                       Mark J. O'Brien
                                       -------------------
                                              Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Michael A. O'Brien
-------------------                   ----------------------
       Date                               Signature



                                      Michael A. O'Brien
                                      ----------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                    /s/ Jeffery K. Parsigian
-------------------                  ------------------------
      Date                                Signature



                                     Jeffery K. Parsigian
                                     ------------------------
                                            Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                   /s/ William E. Reiser, Jr.
-------------------                 --------------------------
      Date                               Signature



                                    William E. Reiser, Jr.
                                    --------------------------
                                           Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Robert P. Schafer
-------------------                   ---------------------
      Date                                Signature



                                      Robert P. Schafer
                                      ---------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Kenneth A. Simons
-------------------                   ---------------------
       Date                               Signature



                                      Kenneth A. Simons
                                      ---------------------
                                            Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                     /s/ Thomas J. Standke
-------------------                   ---------------------
      Date                                Signature



                                      Thomas J. Standke
                                      ---------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                      /s/ John R. Stoller
-------------------                    -------------------
      Date                                 Signature



                                       John R. Stoller
                                       -------------------
                                              Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                    /s/ Curtis H. Van Hyfte
-------------------                  -----------------------
      Date                               Signature



                                     Curtis H. Van Hyfte
                                     -----------------------
                                            Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                    /s/ James A. Weissenborn
-------------------                  ------------------------
      Date                                Signature



                                     James A. Weissenborn
                                     ------------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the corporations listed on the attached schedule (the "Companies"), expect to file with the Securities and Exchange Commission, Washington, D.C. (the "SEC"), under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 registering its guarantee of indebtedness of Pulte Corporation (the "Registration Statement"), and the undersigned director and/or officer of the Companies hereby constitutes and appoints Michael D. Hollerbach, Vincent J. Frees, John
R. Stoller, and David Foltyn, and each of them (with full power of substitution and resubstitution), the true and lawful attorney-in-fact and agent of the undersigned, for and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file with the SEC and any state securities regulatory board or commission in the undersigned's name (as long as the undersigned is then an officer or director of the Companies) the Registration Statement under the Act, including any and all amendments (including post-effective amendments), supplement or supplements relating to the Registration Statement and all exhibits to the Registration Statement, and any and all documents required to be filed with the Registration Statement, with the New York Stock Exchange, Inc. or with any federal or state regulatory authority pertaining to such Registration Statement, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.




  October 1, 1997                    /s/ Gregory C. Williams
-------------------                  -----------------------
      Date                                Signature



                                     Gregory C. Williams
                                     -----------------------
                                             Name

                             SCHEDULE OF COMPANIES


BUILDERS' SUPPLY AND LUMBER CO., INC.
CAMBRIDGE SOFTWARE, INC.
CANTERBURY COMMUNITIES, INC.
CANTERBURY DIVERSIFIED BUILDING CORPORATION
CEIBA HOMES, INC.
CHARLOTTE CLASSIC HOMES, INC.
DEAN REALTY COMPANY
GREENSBORO CLASSIC HOMES, INC.
GULF PARTNERS, INC.
GURABO HOMES, INC.
JAMES T. LYNCH, INC.
OAKTON BUILDING CORPORATION
PALMVILLE DEVELOPMENT CORP.
PBW CORPORATION
PHC TITLE CORPORATION
PHM REALTY, INC.
PHT TITLE CORPORATION
PRESERVE I, INC.
PRESERVE II, INC.
PULTE DEVELOPMENT CORPORATION
PULTE HOME CARIBBEAN CORPORATION
PULTE HOME CORPORATION
PULTE HOME CORPORATION OF THE DELAWARE VALLEY
PULTE HOME CORPORATION OF MASSACHUSETTS
PULTE HOMES OF GREATER KANSAS CITY, INC.
PULTE HOMES OF MICHIGAN CORPORATION
PULTE HOMES OF MINNESOTA CORPORATION
PULTE HOMES OF OHIO CORPORATION
PULTE HOMES OF SOUTH CAROLINA, INC.
PULTE HOMES OF TEXAS, L.P.
PULTE LAND DEVELOPMENT CORPORATION
PULTE LIFESTYLE COMMUNITIES, INC.
PULTE PAYROLL CORPORATION
PULTE REAL ESTATE COMPANY
RALEIGH CLASSIC HOMES, INC.
SALINAS BUILDERS, INC.
SALINAS HOMES, INC.
SEAN/CHRISTOPHER HOMES, INC.
SPRINGFIELD GOLF CLUB, INC.
WIL CORPORATION